UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): March 9, 2022

TE CONNECTIVITY LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Mühlenstrasse 26, CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, Par Value CHF 0.57	TEL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Daniel J. Phelan has reached the Board’s retirement age of 72 and therefore, in accordance with the Board’s retirement policy, was not nominated for re-election as a director of TE Connectivity Ltd. (the “Company”) at the Annual General Meeting of Shareholders of the Company held on March 9, 2022 (“AGM”). As previously reported, Pierre R. Brondeau decided to retire from the Board of Directors and did not stand for re-election at the AGM.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the AGM, shareholders voted on the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 288,504,418 registered shares (88.83% of 324,773,847 registered shares outstanding and entitled to vote as of February 17, 2022, the record date for the AGM) were present by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below except for Agenda Item Number 14 (renewal of authorized capital) which was not approved by shareholders. Percentages indicated below reflect the percentage of the total number of votes cast with respect to the proposal.

Agenda Item No. 1.   Election of twelve (12) directors:

1.1  Terrence R. Curtin

A total of 275,718,902 shares (99.56%) were voted for and 1,207,702 shares (0.44%) were counted as voted against this director.  Additionally, there were 131,164 abstentions and 11,446,650 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.2  Carol A. (“John”) Davidson

A total of 275,511,404 shares (99.49%) were voted for and 1,413,626 shares (0.51%) were counted as voted against this director.  Additionally, there were 132,738 abstentions and 11,446,650 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.3  Lynn A. Dugle

A total of 276,362,381 shares (99.79%) were voted for and 569,273 shares (0.21%) were counted as voted against this director.  Additionally, there were 126,114 abstentions and 11,446,650 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.4  William A. Jeffrey

A total of 274,131,613 shares (98.99%) were voted for and 2,790,396 shares (1.01%) were counted as voted against this director.  Additionally, there were 135,759 abstentions and 11,446,650 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.5  Syaru Shirley Lin

A total of 276,493,757 shares (99.85%) were voted for and 427,260 shares (0.15%) were counted as voted against this director.  Additionally, there were 136,751 abstentions and 11,446,650 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.6  Thomas J. Lynch

A total of 243,433,438 shares (87.91%) were voted for and 33,491,521 shares (12.09%) were counted as voted against this director.  Additionally, there were 132,809 abstentions and 11,446,650 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.7  Heath A. Mitts

A total of 257,683,534 shares (93.79%) were voted for 17,062,532 shares (6.21%) were counted as voted against this director.  Additionally, there were 2,311,702 abstentions and 11,446,650 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.8   Yong Nam

A total of 273,910,417 shares (98.91%) were voted for and 3,014,596 shares (1.09%) were counted as voted against this director.  Additionally, there were 132,755 abstentions and 11,446,650 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.9  Abhijit Y. Talwalkar

A total of 243,216,001 shares (89.25%) were voted for and 29,307,038 shares (10.75%) were counted as voted against this director.  Additionally, there were 4,534,729 abstentions and 11,446,650 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.10  Mark C. Trudeau

A total of 275,860,617 shares (99.62%) were voted for and 1,056,550 shares (0.38%) were counted as voted against this director.  Additionally, there were 140,601 abstentions and 11,446,650 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.11  Dawn C. Willoughby

A total of 276,349,603 shares (99.79%) were voted for and 579,492 shares (0.21%) were counted as voted against this director.  Additionally, there were 128,673 abstentions and 11,446,650 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.12  Laura H. Wright

A total of 250,146,884 shares (90.33%) were voted for and 26,783,930 shares (9.67%) were counted as voted against this director.  Additionally, there were 126,954 abstentions and 11,446,650 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 2.   Election of Thomas J. Lynch as the Chairman of the Board of Directors:

A total of 252,026,574 shares (91.01%) were voted for and 24,891,241 shares (8.99%) were counted as voted against the election of Thomas J. Lynch as the Chairman of the Board of Directors.  Additionally, there were 139,953 abstentions and 11,446,650 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 3.   Election of the individual members of the Management Development and Compensation Committee:

3.1  Abhijit Y. Talwalkar

A total of 248,504,781 shares (89.75%) were voted for and 28,380,205 shares (10.25%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 172,782 abstentions and 11,446,650 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

3.2  Mark C. Trudeau

A total of 273,908,166 shares (98.92%) were voted for and 2,978,719 shares (1.08%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 170,883 abstentions and 11,446,650 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

3.3  Dawn C. Willoughby

A total of 274,283,123 shares (99.06%) were voted for and 2,615,687 shares (0.94%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 158,958 abstentions and 11,446,650 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 4.   Election of Dr. Rene Schwarzenbach, of Proxy Voting Services GmbH, or another individual representative of Proxy Voting Services GmbH if Dr. Schwarzenbach is unable to serve at the meeting, as the independent proxy at the Company’s 2023 annual general meeting of shareholders and also at any shareholder meeting that may be held prior to the 2023 annual general meeting:

A total of 287,810,418 shares (99.82%) were voted for and 504,983 shares (0.18%) were counted as voted against this proposal.  Additionally, there were 189,017 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.1.   Approval of the 2021 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 24, 2021, the consolidated financial statements for the fiscal year ended September 24, 2021 and the Swiss Compensation Report for the fiscal year ended September 24, 2021):

A total of 288,089,275 shares (99.96%) were voted for and 119,275 shares (0.04%) were counted as voted against this proposal.  Additionally, there were 295,868 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.2.   Approval of the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 24, 2021:

A total of 288,075,424 shares (99.96%) were voted for and 111,980 shares (0.04%) were counted as voted against this proposal.  Additionally, there were 317,014 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.3.   Approval of the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 24, 2021:

A total of 288,077,644 shares (99.96%) were voted for and 113,230 shares (0.04%) were counted as voted against this proposal.  Additionally, there were 313,544 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 6.   Release of the members of the Board of Directors and executive officers of TE Connectivity for their activities during the fiscal year ended September 24, 2021:

A total of 274,153,054 shares (99.28%) were voted for and 1,975,467 shares (0.72%) were counted as voted against this proposal.  Additionally, there were 929,247 abstentions and 11,446,650 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.1.   Election of Deloitte & Touche LLP as TE’s independent registered public accounting firm for fiscal year 2022:

A total of 282,594,879 shares (97.99%) were voted for and 5,810,268 shares (2.01%) were counted as voted against this proposal.  Additionally, there were 99,271 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.2.   Election of Deloitte AG, Zurich, Switzerland, as TE’s Swiss registered auditor until the next annual general meeting of TE:

A total of 283,964,228 shares (98.50%) were voted for and 4,323,967 shares (1.50%) were counted as voted against this proposal.  Additionally, there were 216,223 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.3.   Election of PricewaterhouseCoopers AG, Zurich, Switzerland, as TE’s special auditor until the next annual general meeting of TE:

A total of 287,976,267 shares (99.85%) were voted for and 423,775 shares (0.15%) were counted as voted against this proposal.  Additionally, there were 104,376 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 8.   Advisory vote to approve named executive officer compensation:

A total of 262,989,118 shares (95.04%) were voted for and 13,730,712 shares (4.96%) were counted as voted against this proposal.  Additionally, there were 337,938 abstentions and 11,446,650 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 9.   Binding vote to approve fiscal year 2023 maximum aggregate compensation amount for executive management:

A total of 272,004,511 shares (98.50%) were voted for and 4,144,614 shares (1.50%) were counted as voted against this proposal.  Additionally, there were 908,643 abstentions and 11,446,650 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 10.   Binding vote to approve fiscal year 2023 maximum aggregate compensation amount for the Board of Directors:

A total of 275,146,441 shares (99.63%) were voted for and 1,016,244 shares (0.37%) were counted as voted against this proposal.  Additionally, there were 895,083 abstentions and 11,446,650 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 11.   Approval of the carryforward of unappropriated accumulated earnings at September 24, 2021:

A total of 287,519,277 shares (99.72%) were voted for and 811,903 shares (0.28%) were counted as voted against this proposal.  Additionally, there were 173,238 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 12.   Approval of a dividend payment to shareholders equal to $2.24 per issued share to be paid in four equal quarterly installments of $0.56 starting with the third fiscal quarter of 2022 and ending in the second fiscal quarter of 2023 pursuant to the terms of the dividend resolution:

A total of 287,656,336 shares (99.75%) were voted for and 735,291 shares (0.25%) were counted as voted against this proposal.  Additionally, there were 112,791 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 13.   Approval of an authorization relating to Share Repurchase Program:

A total of 286,626,247 shares (99.60%) were voted for and 1,157,771 shares (0.40%) were counted as voted against this proposal.  Additionally, there were 720,400 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 14.   Approval of the renewal of authorized capital:

A total of 143,368,904 shares (49.73%) were voted for and 144,949,417 shares (50.27%) were counted as voted against this proposal.  Additionally, there were 186,097 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 15.   Approval of a reduction of share capital for shares acquired under TE’s share repurchase program and related amendments to the articles of association:

A total of 288,120,462 shares (99.93%) were voted for and 200,569 shares (0.07%) were counted as voted against this proposal.  Additionally, there were 183,387 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 16.   Approval of any adjournments or postponements of the AGM:

A total of 179,910,149 shares (62.42%) were voted for and 108,330,496 shares (37.58%) were counted as voted against this proposal.  Additionally, there were 263,773 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2022	TE CONNECTIVITY LTD.

	By:	/s/ Harold G. Barksdale
		Name:	Harold G. Barksdale
		Title:	Vice President and Corporate Secretary